UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-04178)

Exact name of registrant as specified in charter:	Putnam American Government Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period:	December 31, 2013

Item 1. Schedule of Investments:

Putnam American Government Income Fund

The fund's portfolio
12/31/13 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (30.8%)(a)
		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (6.5%)

Government National Mortgage Association Pass-Through Certificates
6s, January 15, 2029		$4	$5
5s, TBA, January 1, 2044		4,000,000	4,335,621
4 1/2s, TBA, January 1, 2044		6,000,000	6,412,500
4s, TBA, January 1, 2044		24,000,000	24,975,000

			35,723,126
U.S. Government Agency Mortgage Obligations (24.3%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
7 1/2s, October 1, 2029		595,568	694,487
6s, September 1, 2021		8,793	9,648
5 1/2s, with due dates from July 1, 2019 to August 1, 2019		196,562	210,671
4 1/2s, with due dates from January 1, 2037 to June 1, 2037		524,044	555,791
4s, with due dates from August 1, 2042 to June 1, 2043		9,027,532	9,186,925

Federal National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from July 1, 2016 to February 1, 2017		28,885	30,476
6s, January 1, 2038		2,522,103	2,793,229
6s, with due dates from July 1, 2016 to August 1, 2022		1,138,036	1,245,480
6s, TBA, January 1, 2044		4,000,000	4,441,246
5 1/2s, with due dates from September 1, 2017 to February 1, 2021		321,398	344,987
5 1/2s, TBA, January 1, 2044		11,000,000	12,102,578
5s, with due dates from January 1, 2038 to February 1, 2038		60,078	65,234
5s, March 1, 2021		14,105	15,047
4 1/2s, March 1, 2039		219,049	233,159
4s, with due dates from July 1, 2042 to November 1, 2042		44,793,842	45,682,717
4s, with due dates from May 1, 2019 to September 1, 2020		100,896	106,835
4s, TBA, January 1, 2044		21,000,000	21,639,845
3 1/2s, TBA, January 1, 2044		23,000,000	22,867,032
3s, TBA, January 1, 2044		13,000,000	12,354,063

			134,579,450

Total U.S. government and agency mortgage obligations (cost $174,558,866)			$170,302,576

U.S. TREASURY OBLIGATIONS (41.1%)(a)
		Principal amount	Value

U.S. Treasury Bonds
7 1/8s, February 15, 2023		$12,085,000	$16,297,913
6 1/4s, August 15, 2023		17,682,000	22,713,312
4 1/2s, August 15, 2039(SEGSF)(SEGCCS)		42,774,000	47,415,646

U.S. Treasury Notes
0 5/8s, May 31, 2017		52,927,000	52,236,467
0 1/4s, August 31, 2014		66,880,000	66,937,042
0 1/4s, May 31, 2014		21,796,000	21,808,629

Total U.S. treasury Obligations (cost $230,583,064)			$227,409,009

MORTGAGE-BACKED SECURITIES (30.2%)(a)
		Principal amount	Value

Agency collateralized mortgage obligations (30.2%)

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.934s, 2032		$71,675	$109,699
IFB Ser. 3408, Class EK, 25.123s, 2037		485,356	700,389
IFB Ser. 2976, Class LC, 23.809s, 2035		146,218	212,708
IFB Ser. 2979, Class AS, 23.662s, 2034		100,282	128,361
IFB Ser. 3072, Class SM, 23.186s, 2035		444,516	630,856
IFB Ser. 3072, Class SB, 23.039s, 2035		362,076	510,226
IFB Ser. 3249, Class PS, 21.725s, 2036		226,939	306,839
IFB Ser. 3065, Class DC, 19.36s, 2035		2,246,867	3,159,814
IFB Ser. 2990, Class LB, 16.52s, 2034		599,196	783,329
IFB Ser. 4105, Class HS, IO, 6.433s, 2042		4,546,485	1,110,706
IFB Ser. 3232, Class KS, IO, 6.133s, 2036		2,860,964	325,435
IFB Ser. 4136, Class ES, IO, 6.083s, 2042		4,643,736	860,856
IFB Ser. 4112, Class SC, IO, 5.983s, 2042		12,453,632	2,272,788
IFB Ser. 4105, Class LS, IO, 5.983s, 2041		2,344,111	450,960
IFB Ser. 4240, Class SA, IO, 5.833s, 2043		3,735,935	839,838
IFB Ser. 311, Class S1, IO, 5.783s, 2043		15,197,187	3,229,448
IFB Ser. 4012, Class SM, IO, 5.783s, 2042		3,211,567	614,212
IFB Ser. 315, Class S1, IO, 5.753s, 2043		4,398,562	984,047
IFB Ser. 3852, Class SG, 4.863s, 2041		3,793,678	3,497,354
Ser. 4122, Class TI, IO, 4 1/2s, 2042		5,076,744	1,103,684
Ser. 4018, Class DI, IO, 4 1/2s, 2041		7,104,491	1,333,655
Ser. 3747, Class HI, IO, 4 1/2s, 2037		351,019	40,193
Ser. 4116, Class MI, IO, 4s, 2042		10,099,113	2,167,269
Ser. 4019, Class JI, IO, 4s, 2041		7,858,961	1,504,205
Ser. 4122, Class AI, IO, 3 1/2s, 2042		6,433,633	981,129
Ser. 304, IO, 3 1/2s, 2027		9,076,712	1,127,237
Ser. 304, Class C37, IO, 3 1/2s, 2027		6,712,691	843,181
FRB Ser. T-57, Class 2A1, 3.303s, 2043		1,430	1,401
Ser. 4141, Class PI, IO, 3s, 2042		5,804,596	824,485
Ser. 4158, Class TI, IO, 3s, 2042		13,722,882	1,880,995
Ser. 4165, Class TI, IO, 3s, 2042		15,050,028	2,123,559
Ser. 4171, Class NI, IO, 3s, 2042		10,314,493	1,434,746
Ser. 4183, Class MI, IO, 3s, 2042		4,748,070	665,205
Ser. 3835, Class FO, PO, zero %, 2041		11,153,064	9,025,729
Ser. 3391, PO, zero %, 2037		141,316	115,952
Ser. 3300, PO, zero %, 2037		86,557	77,064
Ser. 3210, PO, zero %, 2036		33,236	29,661
FRB Ser. 3117, Class AF, zero %, 2036		10,796	10,109
FRB Ser. 3326, Class WF, zero %, 2035		17,434	14,907
FRB Ser. 3036, Class AS, zero %, 2035		3,639	3,603

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.912s, 2036		422,389	786,453
IFB Ser. 05-74, Class NK, 26.677s, 2035		115,123	184,383
IFB Ser. 06-8, Class HP, 23.963s, 2036		401,867	610,661
IFB Ser. 05-45, Class DA, 23.816s, 2035		699,611	1,037,805
IFB Ser. 07-53, Class SP, 23.596s, 2037		527,976	769,452
IFB Ser. 08-24, Class SP, 22.68s, 2038		3,143,179	4,604,691
IFB Ser. 05-122, Class SE, 22.524s, 2035		732,332	1,051,356
IFB Ser. 05-75, Class GS, 19.756s, 2035		482,943	639,194
IFB Ser. 05-106, Class JC, 19.614s, 2035		637,080	920,319
IFB Ser. 05-83, Class QP, 16.966s, 2034		191,345	246,865
IFB Ser. 11-4, Class CS, 12.571s, 2040		1,691,168	1,970,304
IFB Ser. 12-96, Class PS, IO, 6.535s, 2041		4,408,684	896,462
IFB Ser. 11-27, Class AS, IO, 6.315s, 2041		2,836,137	528,684
IFB Ser. 12-132, Class SB, IO, 6.035s, 2042		8,980,189	1,484,515
IFB Ser. 13-19, Class DS, IO, 6.035s, 2041		4,446,823	827,005
Ser. 06-10, Class GC, 6s, 2034		2,783,024	2,866,515
IFB Ser. 13-59, Class SC, IO, 5.985s, 2043		5,263,601	1,185,955
IFB Ser. 13-101, Class AS, IO, 5.785s, 2043		6,147,659	1,358,018
IFB Ser. 13-103, Class SK, IO, 5.755s, 2043		2,547,990	569,980
IFB Ser. 13-102, Class SH, IO, 5.735s, 2043		6,186,369	1,307,798
IFB Ser. 13-136, Class SA, IO, 5.68s, 2044		15,052,000	3,066,393
Ser. 409, Class 82, IO, 4 1/2s, 2040		4,350,824	892,083
Ser. 418, Class C24, IO, 4s, 2043		4,486,835	1,081,397
Ser. 12-96, Class PI, IO, 4s, 2041		4,587,426	827,342
Ser. 409, Class C16, IO, 4s, 2040		7,758,846	1,642,140
Ser. 418, Class C15, IO, 3 1/2s, 2043		9,195,467	2,134,354
Ser. 12-124, Class JI, IO, 3 1/2s, 2042		3,358,913	546,226
Ser. 417, Class C19, IO, 3 1/2s, 2033		5,709,585	865,231
FRB Ser. 03-W14, Class 2A, 3.395s, 2043		1,243	1,232
FRB Ser. 04-W7, Class A2, 3 3/8s, 2034		602	628
FRB Ser. 03-W3, Class 1A4, 3.348s, 2042		2,276	2,187
FRB Ser. 03-W11, Class A1, 3.293s, 2033		69	71
Ser. 13-55, Class IK, IO, 3s, 2043		4,878,730	710,538
Ser. 12-145, Class TI, IO, 3s, 2042		5,651,056	669,085
Ser. 13-35, Class IP, IO, 3s, 2042		4,068,002	488,955
Ser. 13-55, Class PI, IO, 3s, 2042		9,238,761	1,212,587
Ser. 13-53, Class JI, IO, 3s, 2041		6,041,594	860,927
Ser. 13-23, Class PI, IO, 3s, 2041		6,254,392	693,675
Ser. 13-30, Class IP, IO, 3s, 2041		8,942,145	987,571
Ser. 13-23, Class LI, IO, 3s, 2041		5,357,681	586,720
FRB Ser. 04-W2, Class 4A, 2.86s, 2044		1,238	1,235
FRB Ser. 07-95, Class A3, 0.415s, 2036		11,444,382	10,872,163
Ser. 01-50, Class B1, IO, 0.409s, 2041		8,710,432	117,046
Ser. 01-79, Class BI, IO, 0.313s, 2045		1,669,615	16,305
Ser. 08-53, Class DO, PO, zero %, 2038		339,084	265,523
Ser. 07-64, Class LO, PO, zero %, 2037		106,122	91,783
Ser. 07-44, Class CO, PO, zero %, 2037		185,463	155,147
Ser. 08-36, Class OV, PO, zero %, 2036		56,002	46,461
Ser. 1988-12, Class B, zero %, 2018		5,431	5,159

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.772s, 2041		3,803,410	5,723,257
IFB Ser. 10-158, Class SD, 14 1/2s, 2040		1,057,000	1,206,174
IFB Ser. 11-70, Class WS, 9.366s, 2040		1,821,000	1,680,546
IFB Ser. 11-72, Class SE, 7.187s, 2041		7,826,000	7,199,717
IFB Ser. 11-81, Class SB, IO, 6.538s, 2036		6,858,746	1,195,960
IFB Ser. 11-61, Class CS, IO, 6.513s, 2035		1,940,275	286,191
Ser. 10-9, Class XD, IO, 6.433s, 2040		16,309,431	2,928,685
IFB Ser. 10-85, Class SE, IO, 6.383s, 2040		2,844,188	514,571
IFB Ser. 13-27, Class SW, IO, 6.333s, 2040		2,933,790	523,271
IFB Ser. 12-149, Class LS, IO, 6.083s, 2042		2,521,760	418,259
IFB Ser. 10-20, Class SE, IO, 6.083s, 2040		13,310,711	2,286,780
IFB Ser. 10-26, Class QS, IO, 6.083s, 2040		14,783,724	2,734,989
IFB Ser. 13-87, Class AS, IO, 6.033s, 2043		2,104,582	357,781
IFB Ser. 13-122, Class DS, IO, 5.983s, 2043		3,086,009	498,789
IFB Ser. 13-165, Class LS, IO, 5.983s, 2043		3,067,559	558,909
IFB Ser. 13-99, Class SL, IO, 5.983s, 2043		4,173,773	727,990
IFB Ser. 10-20, Class SC, IO, 5.983s, 2040		10,529,240	1,827,981
Ser. 13-149, Class MS, IO, 5.933s, 2039		5,448,202	868,280
IFB Ser. 13-129, Class SA, IO, 5.933s, 2043		1,530,533	246,875
IFB Ser. 13-134, Class DS, IO, 5.933s, 2043		4,657,591	761,935
IFB Ser. 11-146, Class AS, IO, 5.933s, 2041		4,560,933	897,934
IFB Ser. 10-115, Class TS, IO, 5.933s, 2038		5,298,495	775,594
IFB Ser. 12-34, Class SA, IO, 5.883s, 2042		4,920,480	1,009,043
IFB Ser. 11-128, Class TS, IO, 5.883s, 2041		2,108,917	431,274
IFB Ser. 10-120, Class SA, IO, 5.883s, 2040		7,717,666	1,350,283
IFB Ser. 10-89, Class SD, IO, 5.763s, 2040		3,954,385	667,310
IFB Ser. 11-70, Class SN, IO, 5.733s, 2041		1,469,000	357,158
IFB Ser. 10-31, Class SA, IO, 5.583s, 2040		4,984,597	820,959
IFB Ser. 10-42, Class SK, IO, 5.503s, 2040		4,312,052	641,633
Ser. 13-3, Class IT, IO, 5s, 2043		4,451,744	1,006,765
Ser. 13-6, Class OI, IO, 5s, 2043		2,086,397	440,355
Ser. 13-16, Class IB, IO, 5s, 2040		5,102,604	626,083
Ser. 10-35, Class UI, IO, 5s, 2040		8,366,132	1,884,188
Ser. 10-9, Class UI, IO, 5s, 2040		19,541,286	4,338,570
Ser. 09-121, Class UI, IO, 5s, 2039		8,113,192	1,767,459
Ser. 13-24, Class IC, IO, 4 1/2s, 2043		1,085,790	233,564
Ser. 13-24, Class IK, IO, 4 1/2s, 2043		5,153,541	1,107,805
Ser. 12-129, Class IO, IO, 4 1/2s, 2042		6,935,666	1,586,395
Ser. 11-18, Class PI, IO, 4 1/2s, 2040		5,289,541	985,441
Ser. 10-35, Class QI, IO, 4 1/2s, 2040		10,188,626	2,189,339
Ser. 10-9, Class QI, IO, 4 1/2s, 2040		9,933,620	2,183,898
Ser. 11-81, Class PI, IO, 4 1/2s, 2037		5,665,929	700,479
Ser. 13-165, Class IL, IO, 4s, 2043		2,830,606	505,546
Ser. 12-56, Class IB, IO, 4s, 2042		9,453,941	2,177,214
Ser. 12-47, Class CI, IO, 4s, 2042		4,157,256	957,024
Ser. 10-116, Class QI, IO, 4s, 2034		3,085,423	243,147
Ser. 13-79, Class PI, IO, 3 1/2s, 2043		8,109,089	1,383,573
Ser. 13-37, Class JI, IO, 3 1/2s, 2043		4,950,813	807,181
Ser. 13-27, Class PI, IO, 3 1/2s, 2042		4,664,875	821,018
Ser. 13-18, Class GI, IO, 3 1/2s, 2041		4,936,690	795,301
Ser. 12-71, Class JI, IO, 3 1/2s, 2041		4,356,552	616,786
Ser. 12-48, Class KI, IO, 3 1/2s, 2039		4,972,111	893,588
Ser. 10-151, Class KO, PO, zero %, 2037		655,478	553,715
Ser. 06-36, Class OD, PO, zero %, 2036		6,957	6,029

			167,031,004

Total mortgage-backed securities (cost $157,666,119)			$167,031,004

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

2.79625/3 month USD-LIBOR-BBA/May-24	May-14/2.79625	$27,749,100	$97,399

Total purchased swap options outstanding (cost $314,952)			$97,399

SHORT-TERM INVESTMENTS (17.5%)(a)
		Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.04%(AFF)		95,902,891	$95,902,891

SSgA Prime Money Market Fund 0.05%(P)		110,000	110,000

U.S. Treasury Bills with an effective yield of 0.13%, December 11, 2014(SEG)		$48,000	47,947

U.S. Treasury Bills with an effective yield of 0.10%, November 13, 2014(SEG)		774,000	773,323

Total short-term investments (cost $96,834,118)			$96,834,161

TOTAL INVESTMENTS

Total investments (cost $659,957,119)(b)			$661,674,149

FUTURES CONTRACTS OUTSTANDING at 12/31/13 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	19	$2,437,938	Mar-14	$(40,708)
U.S. Treasury Note 2 yr (Long)	194	42,643,625	Mar-14	(88,275)
U.S. Treasury Note 5 yr (Short)	15	1,789,688	Mar-14	22,940
U.S. Treasury Note 10 yr (Long)	487	$59,923,828	Mar-14	(1,101,768)

Total				$(1,207,811)

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/13 (premiums $305,241) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

(1.5775)/3 month USD-LIBOR-BBA/May-19	May-14/1.5775	$55,498,300	$74,923

Total			$74,923

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/13 (Unaudited)

Counterparty			Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	appreciation/
Floating rate index/Maturity date	date/strike	amount	(depreciation)

JPMorgan Chase Bank N.A.

2.777/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-14/2.777	$27,749,100	$(223,103)
(1.60)/3 month USD-LIBOR-BBA/May-19 (Written)	May-14/1.60	55,498,300	229,763

Total			$6,660

TBA SALE COMMITMENTS OUTSTANDING at 12/31/13 (proceeds receivable $13,111,719) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3 1/2s, January 1, 2044	$13,000,000	1/13/14	$12,924,844

Total			$12,924,844

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/13 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$29,599,100	(E)	$(332)	11/21/23	3 month USD-LIBOR-BBA	4.22125%	$(442,246)
	42,030,700	(E)	(233)	11/21/18	2.1525%	3 month USD-LIBOR-BBA	505,396
	1,183,000		(75)	9/25/23	3 month USD-LIBOR-BBA	2.92%	(2,792)
	42,030,700	(E)	(338)	11/20/18	2.14%	3 month USD-LIBOR-BBA	514,958
	29,599,100	(E)	(332)	11/20/23	3 month USD-LIBOR-BBA	4.255%	(400,214)
	28,936,400	(E)	286,791	3/19/19	3 month USD-LIBOR-BBA	2.00%	195,643
	37,503,900	(E)	173,738	3/19/16	3 month USD-LIBOR-BBA	0.75%	51,849
	5,022,700	(E)	76,444	3/19/44	3 month USD-LIBOR-BBA	3.75%	(124,866)
	130,160,300	(E)	1,968,421	3/19/24	3 month USD-LIBOR-BBA	3.25%	1,106,759

	Total		$2,504,084	$1,404,487
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$3,012,958	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$10,999
1,776,922	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	6,487
13,680,056	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(115,546)
1,521,974	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	12,855
Barclays Bank PLC
2,530,152	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(5,314)
2,320,859	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	7,020
5,592,525	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(13,351)
4,550,796	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	8,697
4,045,384	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,731
14,614,139	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(34,887)
10,869,762	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	20,772
12,752,180	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	24,369
475,220	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	(1,493)
1,166,334	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,229
1,471,405	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,812
2,933,686	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	24,779
1,230,489	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	9,835
12,512,364	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(29,870)
13,316,219	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	25,447
3,954,623	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	(12,426)
119,208	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	779
900,991	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,722
4,903,650	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	17,901
991,595	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	1,895
23,542,487	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	44,989
5,281,205	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(12,607)
7,142,398	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	26,073
482,588	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	922
2,187,172	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(4,593)
8,122,648	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	15,522
121,500	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	232
394,193	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	753
285,662	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	546
15,878,454	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(37,905)
4,559,829	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(26,789)
2,409,062	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(13,897)
1,204,587	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(6,949)
1,204,587	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(6,949)
2,417,360	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(13,945)
6,278,386	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(36,218)
2,417,360	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(13,945)
2,023,304	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	13,225
4,826,423	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(27,842)
3,974,266	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(42,693)
1,532,226	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,658)
Citibank, N.A.
1,790,700	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,422
194,716	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	372
1,161,315	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(4,239)
6,001,104	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(50,687)
Credit Suisse International
490,468	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	937
6,319,981	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(23,071)
7,486,598	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(27,330)
2,640,096	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(22,299)
1,183,217	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(9,994)
2,703,420	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(22,834)
3,367,650	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(28,444)
2,694,648	—	1/12/40	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(11,104)
2,786,842	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(29,937)
3,819,949	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	13,945
Goldman Sachs International
4,901,239	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	17,892
3,042,971	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	19,890
2,347,425	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	15,344
8,303,721	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	66,371
2,948,472	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	19,272
7,513,977	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	14,359
5,759,125	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	17,419
5,759,125	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	17,419
8,220,521	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	69,433
4,355,592	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(10,398)
1,636,296	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,906)
9,049,038	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	76,431
2,340,307	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	19,767
4,093,273	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	16,867
532,450	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	4,256
3,653,129	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	29,199
2,320,044	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,538)
5,966,733	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(14,244)
2,784,075	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(6,647)
221,275	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(528)
589,917	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,408)
1,160,467	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	7,585
3,334,813	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	21,798
3,793,804	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	11,475
4,235,389	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	12,811
5,638,008	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	45,064
4,702,070	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	14,222
JPMorgan Chase Bank N.A.
5,510,016	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	46,539
3,216,393	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	11,741

Total	$—	$148,936

Key to holding's abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from October 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $553,184,839.
(a)	Percentages indicated are based on portfolio market value.
(b)	The aggregate identified cost on a tax basis is $660,050,824, resulting in gross unrealized appreciation and depreciation of $16,850,181 and $15,226,856, respectively, or net unrealized appreciation of $1,623,325.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$40,942,102	$99,239,341	$44,278,552	$8,810	$95,902,891
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $205,269,366 to cover certain derivatives contracts and delayed delivery securities.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.
Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap options contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to hedge interest rate risk and to gain exposure to interest rates.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $490,837 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $361,073 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $477,772.
TBA purchase commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at their fair value, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Mortgage-backed securities	—	167,031,004	—
Purchased swap options outstanding	—	97,399	—
U.S. government and agency mortgage obligations	—	170,302,576	—
U.S. treasury obligations	—	227,409,009	—
Short-term investments	96,012,891	821,270	—

Totals by level	$96,012,891	$565,661,258	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(1,207,811)	$—	$—
Written swap options outstanding	—	(74,923)	—
Forward premium swap option contracts	—	6,660	—
TBA sale commitments	—	(12,924,844)	—
Interest rate swap contracts	—	(1,099,597)	—
Total return swap contracts	—	148,936	—

Totals by level	$(1,207,811)	$(13,943,768)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Interest rate contracts	$2,253,448	$4,382,784

Total	$2,253,448	$4,382,784

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased futures contract option contracts (number of contracts)	—*
Purchased TBA commitment option contracts (contract amount)	—*
Purchased swap option contracts (contract amount)	$72,600,000
Written futures contract option contracts (number of contracts)	—*
Written TBA commitment option contracts (contract amount)	—*
Written swap option contracts (contract amount)	$105,100,000
Futures contracts (number of contracts)	800
OTC interest rate swap contracts (notional)	—*
Centrally cleared interest rate swap contracts (notional)	$374,400,000
OTC total return swap contracts (notional)	$448,100,000
* For the reporting period, the transactions were minimal.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: February 27, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: February 27, 2014